UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):   October 26, 2009

HemoBioTech, Inc.

(Exact Name of Company as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-51334	33-0995817

(Commission File Number)	(IRS Employer Identification No.)

5001 Spring Valley Road
Suite 1040 – West
Dallas, TX	75244

(Address of Principal Executive Offices)	(Zip Code)

(972) 455-8950

(Company’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a)	Appointment of Chairman of the Board

The Board of Directors of HemoBioTech, Inc. (the “Company”) elected Robert Baron as the new Chairman of the Board of Directors effective October 26, 2009, replacing Dr. Arthur P. Bollon.
Dr. Bollon will continue to remain as the President, Chief Executive Officer and Director of the Company.

Pursuant to the Company's Bylaws, Mr. Baron will preside at all meetings of the shareholders and at all meetings of the Board of Directors. Robert Baron has been a director of the Board since December 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

HEMOBIOTECH, INC.

Date: October 29, 2009
	By:	/s/ Arthur P. Bollon
Arthur P. Bollon, PhD.
Chairman, President, Chief Executive Officer